SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 1, 2004

                             ALAMOSA HOLDINGS, INC.
                  _____________________________________________
               (Exact Name of Registrant as Specified in Charter)




----------------------------- -------------------  -----------------------------

       Delaware                      0-32357                 75-2890997
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(State or Other Jurisdiction   (Commission File           (I.R.S. Employer
   of Incorporation)                 Number)              Identification No.)
----------------------------- -------------------  -----------------------------



       5225 S. Loop 289, Lubbock, Texas                        79424
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      (Address of Principal Executive Offices)               (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

     On July 1, 2004, Alamosa Holdings, Inc. ("APCS") issued a press release announcing its dividend, record and ex-dividend dates for its 7.5% Series B Convertible Preferred stock. The press release is attached as Exhibit 99.1 to this Form 8-K and is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 1, 2004

                                           ALAMOSA HOLDINGS, INC.

                                           By /s/ Kendall W. Cowan
                                              ----------------------------------
                                              Name:  Kendall W. Cowan
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX


     99.1              Press release dated July 1, 2004